Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent events

33. Subsequent events

In the meeting of Board of Directors of the Bank held on April 23, 2015, the Board recommended a dividend of Rs. 8.00 per share, which has been subsequently approved by the shareholders in their Annual General Meeting, held on July 21, 2015. The total amount of dividend of Rs. 24,016.9 million including tax on distributed profits was paid subsequent to July 21, 2015.

The Bank has evaluated subsequent events from the balance sheet date through July 30, 2015 and determined that there are no other items to disclose.